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                                                                   EXHIBIT 10.3

                                    GUARANTY


         This Guaranty dated as of March 31, 1999 ("Guaranty") is by each Subsidiary of the Borrower (as defined below) listed on the signature page (each a "Guarantor" and collectively the "Guarantors"), in favor of the Agent for the Banks referred to below.

                                  INTRODUCTION

         A. This Guaranty is given in connection with the Credit Agreement dated as of March 31, 1999 (as the same may be amended or modified from time-to-time, the "Credit Agreement") among Advance Paradigm, Inc., a Delaware corporation ("Borrower"), the Banks, and NationsBank, N.A., as agent for the Banks ("Agent").

         B. The Borrower is the principal financing entity for all capital requirements of its Subsidiaries, and from time-to-time the Borrower has made capital contributions and advances to its Subsidiaries, including each of the Guarantors. Each Guarantor is a wholly-owned subsidiary of the Borrower and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         C. Under the Credit Agreement, it is a condition to the making of the Advances by the Banks, the issuance of the Letters of Credit by the Issuing Bank, and the making of Swing Loans by the Agent that each of the Guarantors shall have executed and delivered this Guaranty.

         Therefore, in order to induce the Banks to make the Advances, the Issuing Bank to issue Letters of Credit and the Agent to make Swing Loans, each of the Guarantors hereby agrees with Agent for its benefit and the ratable benefit of the Banks as follows:

Section 1. Definitions. Unless otherwise defined, capitalized terms are defined in the Credit Agreement.

Section 2. Guaranty. Each Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes, the Swing Notes and any other Credit Document, whether for principal, Reimbursement Obligations, obligations under any Derivatives executed with a Bank or an Affiliate of a Bank, interest, fees, expenses, or otherwise (such obligations being the "Guaranteed Obligations"), and any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent, the Issuing Bank, or any Bank in enforcing any rights under this Guaranty. Each Guarantor agrees that this Guaranty is a guarantee of payment, not of collection and that each Guarantor is primarily liable for the payment of the Guaranteed Obligations.


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Section 3. Limit of Liability. The obligations of the each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Section 4. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the other Credit Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Issuing Bank, or the Banks with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner, or place of payment of, or in any other term of, any of the Guaranteed Obligations, any increase, reduction, extension, or rearrangement of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any Credit Document;

                  (c) any exchange, release, or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other Guaranty, for any of the Guaranteed Obligations; or

                  (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Borrower or a Guarantor.

Section 5. Certain Waivers.

         5.01. Notice. Each Guarantor hereby waives promptness, diligence, notice of acceptance, notice of acceleration, notice of intent to accelerate, and any other notice with respect to any of the Guaranteed Obligations and this Guaranty.

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         5.02. Other Remedies. Each Guarantor hereby waives any requirement that the Agent, the Issuing Bank, or any Bank protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

         5.03. Subrogation. (a) Until the irrevocable payment in full of the Guaranteed Obligations, none of the Guarantors will take any action pursuant to any claim or rights which it may acquire against the Borrower or any other Guarantor that arise from each Guarantor's obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. Section 509, or otherwise), reimbursement, exoneration, contribution, indemnification or any right to participate in any claim or remedy of the Agent, the Issuing Bank, or any Bank against the Borrower or any collateral, if any, which the Agent, the Issuing Bank, or any Bank now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent, the Issuing Bank, and the Banks, and shall promptly be paid to the Agent for the benefit of the Agent, the Issuing Bank, and the Banks to be applied to the Guaranteed Obligations, whether matured or unmatured, as the Agent may elect. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 5.03(a) is knowingly made in contemplation of such benefits.

                  (b) Each Guarantor agrees that, to the extent that any Borrower makes payments to the Agent, the Issuing Bank, or any Bank, or the Agent, the Issuing Bank, or any Bank receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. EACH GUARANTOR SHALL DEFEND AND INDEMNIFY THE AGENT, THE ISSUING BANK, AND EACH BANK (EACH AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY CLAIM OR LOSS UNDER THIS SUBSECTION 5.03(b) (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT, INCLUDING LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES INCURRED BY REASON OF NEGLIGENCE OF THE PERSON TO BE INDEMNIFIED, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS,

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DAMAGES, OR EXPENSES (A) INCURRED BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL
MISCONDUCT OF AN INDEMNIFIED PARTY OR (B) ASSERTED BY AN INDEMNIFIED PARTY OR A STOCKHOLDER OR AFFILIATE THEREOF AGAINST AN INDEMNIFIED PARTY.

Section 6. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

                  (a) Corporate Authority. Each Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The execution, delivery and performance by each Guarantor of this Guaranty are within each Guarantor's powers, have been duly authorized by all necessary action, and do not (i) contravene (A) each Guarantor's charter or bylaws or (B) any law or material contractual restriction affecting each Guarantor or its Property, the contravention of which would reasonably be expected to cause a Material Adverse Change, or (ii) result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

                  (b) Government Approval. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery, and performance by each of the Guarantors of this Guaranty.

                  (c) Binding Obligations. This Guaranty is the legal, valid, and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights (whether considered in a proceeding at law or in equity).

Section 7. Covenants. Each Guarantor will comply with all provisions of Articles V and VI of the Credit Agreement to the extent such Sections are applicable to each Guarantor.


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Section 8. Miscellaneous.

         8.01. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by each of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Agent, Majority Banks and the Borrower, provided that any amendment or waiver releasing any Guarantor from any liability hereunder shall be signed by all the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      8.02. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing, including telegraphic communication, and delivered or teletransmitted to the addresses set forth next to the signatures below, or to such other address as shall be designated by each Guarantor or Agent in written notice to the other party. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

         8.03. No Waiver; Remedies. No failure on the part of the Agent, the Issuing Bank, or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         8.04. Right of Set-Off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent, if any, specified by Section 7.02 of the Credit Agreement to authorize the Agent to declare the Notes, the Swing Notes, and any other amount payable under the Credit Agreement due and payable pursuant to the provisions of such Section 7.02 or the automatic acceleration of the Notes, the Swing Notes, and all amounts payable under the Credit Agreement pursuant to
Section 7.03 thereunder, the Agent, the Issuing Bank, and each Bank is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final, but excluding deposits that such Bank knows or, with reasonable inquiry should know, are held by Borrower in a fiduciary capacity for the benefit of others) and other indebtedness owing by the Agent, the Issuing Bank, or such Bank to the account of each Guarantor against any and all of the obligations of each Guarantor under this Guaranty, irrespective of whether or not the Agent, the Issuing Bank, or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Agent, the Issuing Bank, and each Bank



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agrees promptly to notify each Guarantor after any such set-off and application made by the Agent, the Issuing Bank, or such Bank provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent, the Issuing Bank, and the Banks under this Section
8.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent, the Issuing Bank, or the Banks may have.

         8.05. Continuing Guaranty; Transfer of Interest. This Guaranty shall create a continuing guaranty and shall (a) remain in full force and effect until payment in full and termination of the Guaranteed Obligations, (b) be binding upon each Guarantor, its successors, and assigns, and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Issuing Bank, the Banks, and their respective successors and Eligible Assignees. Without limiting the generality of the foregoing clause, when any Bank assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person (pursuant to Section 9.06 of the Credit Agreement), that other Person shall thereupon become vested with all the benefits held by such Bank under this Guaranty. Upon the payment in full and termination of the Guaranteed Obligations, the guaranty granted hereby shall terminate and all rights hereunder shall revert to each Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, the Agent will, at each Guarantor's expense, execute and deliver to each Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

         8.06. Governing Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.




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         Each of the Guarantors has caused this Guaranty to be duly executed as of the date first above written.

                                   GUARANTORS:

                                   INNOVATIVE MEDICAL RESEARCH, INC.


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   Address:       545 E. John Carpenter Freeway
                                                  Suite 1570
                                                  Irving, Texas 75062

                                   Attention:     Mr. Danny Phillips
                                   Telecopy No.:  (972) 830-6196


                                   ADVANCE PARADIGM MAIL SERVICES, INC.


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   Address:       545 E. John Carpenter Freeway
                                                  Suite 1570
                                                  Irving, Texas 75062

                                   Attention:     Mr. Danny Phillips
                                   Telecopy No.:  (972) 830-6196




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                                   ADVANCE PARADIGM DATA SERVICES, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   Address:      545 E. John Carpenter Freeway
                                                 Suite 1570
                                                 Irving, Texas 75062

                                   Attention:    Mr. Danny Phillips
                                   Telecopy No.: (972) 830-6196


                                   ADVANCE PARADIGM CLINICAL SERVICES, INC.


                                   By:
                                      ----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   Address:      545 E. John Carpenter Freeway
                                                 Suite 1570
                                                 Irving, Texas 75062

                                   Attention:    Mr. Danny Phillips
                                   Telecopy No.: (972) 830-6196

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                                   BAUMEL-EISNER NEUROMEDICAL
                                   INSTITUTE, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   Address:      545 E. John Carpenter Freeway
                                                 Suite 1570
                                                 Irving, Texas 75062

                                   Attention:    Mr. Danny Phillips
                                   Telecopy No.: (972) 830-6196


                                   FOUNDATION HEALTH PHARMACEUTICAL
                                   SERVICES, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



                                   Address:      545 E. John Carpenter Freeway
                                                 Suite 1570
                                                 Irving, Texas 75062

                                   Attention:    Mr. Danny Phillips
                                   Telecopy No.: (972) 830-6196



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